UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2009

THE DRESS BARN, INC.
(Exact name of registrant as specified in its charter)

Connecticut
(State or other Jurisdiction of Incorporation)

0-11736	06-0812960
(Commission File Number)	(I.R.S. Employer Identification No.)

30 Dunnigan Drive, Suffern, New York	10901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (845) 369-4500

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2009, The Dress Barn, Inc. (the “Company”) held its 2009 Annual Meeting of Shareholders (the “Meeting”). At the Meeting, the Company’s shareholders took the following actions, and cast the following votes:

1.	Reelected the following individuals as directors of the Company, each to 3 year terms expiring at the Company’s 2012 Annual Meeting of Shareholders:

Name	For	Withheld Authority
John Usdan	56,455,193	341,675
Randy L. Pearce	56,586,073	210,775

2.	To amend and re-approve under Internal Revenue Code Section 162(m) the material terms of performance-based awards under the Company’s Executive 162(m) bonus plan, as amended:

For	Against	Abstain	Broker non-vote
54,099,269	2,661,254	36,342	0

3.	And ratified the engagement of the Company’s independent auditors:

For	Against	Abstain	Broker non-vote
56,238,930	547,633	10,304	0

In addition to the directors named above who were reelected at the Meeting, the following are continuing directors of the Company: Elliot S. Jaffe, David R. Jaffe, Klaus Eppler, Kate Buggeln and Michael Rayden.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE DRESS BARN, INC.
(Registrant)

Date:  December 14, 2009

/s/ Armand Correia
Armand Correia
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)